UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2005

MarkWest Energy Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	1-31239	27-0005456
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

155 Inverness Drive West, Suite 200, Englewood, CO	80112-5000
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  303-290-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

Pursuant to the requirements of Regulation FD, MarkWest Energy Partners, L.P. (the Partnership) elects to disclose information discussed in the conference call held by the Partnership on September 22, 2005.  The script from this call is attached to this Form 8-k filing as exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The exhibit identified below is filed as part of this report:

Exhibit 99.1	Javelina Conference Call Script — Dated September 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarkWest Energy Partners, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.
its General Partner

Date: September 22, 2005	By:	/s/ Frank M. Semple
	Name:	Frank M. Semple
	Title:	Chief Executive Officer

Exhibit Index

99.1	Javelina Conference Call Script — Dated September 22, 2005